                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                        Corporate High Yield Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        Corporate High Yield Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                        CORPORATE HIGH YIELD FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                               ------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 14, 1998

                               ------------------

TO THE STOCKHOLDERS OF CORPORATE HIGH YIELD FUND, INC.:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of Corporate High Yield Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, September 14, 1998 at 9:00 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 15, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 31, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY
                                          Secretary

Plainsboro, New Jersey
Dated: July 29, 1998

                                PROXY STATEMENT

                            ------------------------
                        CORPORATE HIGH YIELD FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 14, 1998
                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Corporate High Yield Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1998 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, September 14, 1998 at 9:00 A.M. The approximate mailing date of this Proxy Statement is July 31, 1998.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on July 15, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 23,492,092 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

     The election of Directors (Item 1) requires a plurality of votes cast, in person or by proxy, at a meeting at which a quorum is present and duly constituted. Ratification of the selection of independent auditors (Item 2) requires the affirmative vote of a majority of the votes cast on the proposal, in person or by proxy, at a meeting at which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) persons designated as directors to be elected by holders of Common Stock. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                              SHARES
                                                                                          OF COMMON STOCK
                                                                                            OF THE FUND
                                                                                           BENEFICIALLY
                                         PRINCIPAL OCCUPATIONS DURING PAST     DIRECTOR      OWNED AT
  NAME AND ADDRESS OF NOMINEE    AGE   FIVE YEARS AND PUBLIC DIRECTORSHIPS(1)   SINCE     THE RECORD DATE
  ---------------------------    ---   --------------------------------------  --------   ---------------
Joe Grills(1)(2)...............  63    Member of the Committee of Investment     1994           -0-
  P.O. Box 98                          of Employee Benefit Assets of the
  Rapidan, Virginia 22733              Financial Executives Institute
                                       ("CIEBA") since 1986; Member of
                                       CIEBA's Executive Committee since 1988
                                       and its Chairman from 1991 to 1992;
                                       Assistant Treasurer of International
                                       Business Machines Incorporated ("IBM")
                                       and Chief Investment Officer of IBM
                                       Retirement Funds from 1986 until 1993;
                                       Member of the Investment Advisory
                                       Committee of the State of New York
                                       Common Retirement Fund; Director, Duke
                                       Management Company since 1992, elected
                                       Vice Chairman in May, 1998; Director,
                                       LaSalle Street Fund since 1995;
                                       Director of Hotchkis and Wiley Mutual
                                       Funds since 1996; Director, Kimco
                                       Realty Corporation since 1997; Member
                                       of the Investment Advisory Committee
                                       of the Howard Hughes Medical Institute
                                       since 1997; Member of the Investment
                                       Advisory Committee of the Virginia
                                       Retirement System since 1998.
Walter Mintz(1)(2).............  69    Special Limited Partner of Cumberland     1993           -0-
  1114 Avenue of the Americas          Associates (investment partnership)
  New York, New York 10036             since 1982.

                                                                                              SHARES
                                                                                          OF COMMON STOCK
                                                                                            OF THE FUND
                                                                                           BENEFICIALLY
                                         PRINCIPAL OCCUPATIONS DURING PAST     DIRECTOR      OWNED AT
  NAME AND ADDRESS OF NOMINEE    AGE   FIVE YEARS AND PUBLIC DIRECTORSHIPS(1)   SINCE     THE RECORD DATE
  ---------------------------    ---   --------------------------------------  --------   ---------------
Robert S. Salomon, Jr.(1)(2)...  61    Principal of STI Management               1996           -0-
  106 Dolphin Cove Quay                (investment adviser); Chairman and CEO
  Stamford, Connecticut 06902          of Salomon Brothers Asset Management
                                       from 1992 to 1995; Chairman of Salomon
                                       Brothers equity mutual funds from 1992
                                       to 1995; Monthly columnist with Forbes
                                       Magazine since 1992; Director of Stock
                                       Research and U.S. Equity Strategist at
                                       Salomon Brothers Inc from 1975 to
                                       1991; Trustee, The Common Fund since
                                       1980.
Melvin R. Seiden(1)(2).........  67    Director of Silbanc Properties, Ltd.      1993           -0-
  780 Third Avenue Suite 2502          (real estate, investment and
  New York, New York 10017             consulting) since 1987; Chairman and
                                       President of Seiden & de Cuevas, Inc.
                                       (private investment firm) from 1964 to
                                       1987.
Stephen B. Swensrud(1)(2)......  65    Chairman of Fernwood Advisors             1993           -0-
  24 Federal Street                    (investment adviser) since 1996;
  Suite 400                            Principal of Fernwood Associates
  Boston, Massachusetts 02110          (financial consultant) since 1975.
Arthur Zeikel(1)(3)............  66    Chairman of Fund Asset Management,        1993           -0-
  P.O. Box 9011 Princeton,             L.P. ("FAM") and MLAM (which terms as
  New Jersey 08543-9011                used hereunder include their corporate
                                       predecessors) since 1997; President of
                                       FAM and MLAM from 1977 to 1997;
                                       Chairman of Princeton Services, Inc.
                                       ("Princeton Services") since 1997 and
                                       Director thereof since 1993; President
                                       of Princeton Services from 1993 to
                                       1997; Executive Vice President of
                                       Merrill Lynch & Co., Inc.
                                       ("ML & Co.") since 1990.

------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Merrill Lynch Investment Company Directorships" below.

(2) Member of Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended May 31, 1998, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors. Each member of the Audit Committee then in office attended at least 75% of the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael Hennewinkel inadvertently failed to make a timely Form 3 filing to report his election as a Senior Vice President of FAM.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the Chairman of FAM and MLAM.

     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a "non-affiliated Director") a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all the non-affiliated Directors, a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $40,347 for the fiscal year ended May 31, 1998.

     The following table sets forth for the fiscal year ended May 31, 1998, compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ending December 31, 1997, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                  PENSION OR RETIREMENT     AGGREGATE COMPENSATION FROM
                                  COMPENSATION   BENEFITS ACCRUED AS PART        FUND AND FAM/MLAM
        NAME OF DIRECTOR           FROM FUND         OF FUND EXPENSES      ADVISED FUNDS PAID TO TRUSTEES
        ----------------          ------------   ------------------------  ------------------------------
Joe Grills(1)...................     $8,000                None                       $171,500
Walter Mintz(1).................     $8,000                None                       $159,500
Robert S. Salomon, Jr.(1).......     $8,000                None                       $159,500
Melvin R. Seiden(1).............     $8,000                None                       $159,500
Stephen B. Swensrud(1)..........     $8,000                None                       $175,500

------------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Grills (21 registered investment companies consisting of 51 portfolios); Mr. Mintz (20 registered investment companies consisting of 41 portfolios); Mr. Salomon (20 registered investment companies consisting of 41 portfolios); Mr. Seiden (20 registered investment companies consisting of 41 portfolios) and Mr. Swensrud (23 registered investment companies consisting of 56 portfolios).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                          OFFICER
                                                                   OFFICE           AGE    SINCE
             NAME AND PRINCIPAL OCCUPATION                         ------           ---   -------
Arthur Zeikel...........................................         President          66     1993
  Chairman of FAM and MLAM since 1997; President of FAM
  and MLAM from 1977 to 1997; Chairman of Princeton
  Services since 1997 and Director thereof since 1993;
  President of Princeton Services from 1993 to 1997;
  Executive Vice President of ML & Co. since 1990.
Terry K. Glenn..........................................  Executive Vice President  57     1993
  Executive Vice President of FAM and MLAM since 1983;
  Executive Vice President and Director of Princeton
  Services since 1993; President of Princeton Funds
  Distributor, Inc. ("PFD") (formerly Merrill Lynch
  Funds Distributor, Inc.) since 1986 and Director
  thereof since 1991; President of Princeton
  Administrators, L.P. since 1988.
Joseph T. Monagle, Jr...................................   Senior Vice President    50     1997
  Senior Vice President of FAM and MLAM since 1990;
  Department Head of the Global Fixed Income Division of
  FAM and MLAM since 1997; Senior Vice President of
  Princeton Services since 1993.
Vincent T. Lathbury, III................................       Vice President       57     1993
  First Vice President of MLAM since 1997; Vice
  President of MLAM since 1982; Portfolio Manager of FAM
  and MLAM since 1982.
Elizabeth Phillips......................................       Vice President       48     1993
  Vice President of MLAM since 1990; Portfolio Manager
  of FAM and MLAM since 1993.
Donald C. Burke.........................................       Vice President       38     1993
  First Vice President of MLAM since 1997; Vice
  President of MLAM from 1990 to 1997; Director of
  Taxation of MLAM since 1990.

                                                                                          OFFICER
             NAME AND PRINCIPAL OCCUPATION                         OFFICE           AGE    SINCE
                                                                   ------           ---   -------
Gerald M. Richard.......................................         Treasurer          49     1993
  Senior Vice President and Treasurer of FAM and MLAM
  since 1984; Senior Vice President and Treasurer of
  Princeton Services since 1993; Treasurer of PFD since
  1984 and Vice President thereof since 1981.
Patrick D. Sweeney......................................         Secretary          44     1997
  First Vice President of MLAM since 1997; Vice
  President of MLAM from 1990 to 1997.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors for the Fund.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith ("MLPF&S"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received in the same proportion as the votes received from the beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended May 31, 1998 to any stockholder upon request. Such requests should be directed to Corporate High Yield Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     It is currently intended that the 1999 Annual Meeting of Stockholders of the Fund will be held in August, 1999. If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 1, 1999.

                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY
                                          Secretary

Dated: July 29, 1998